UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2022

SPRUCE POWER HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47000 Liberty Drive Wixom, MI	48393
(Address of principal executive offices)	(Zip Code)

(617) 718-0329

(Registrant’s telephone number, including area code)

XL Fleet Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2022, XL Fleet Corp. changed its corporate name (the “Name Change”) from “XL Fleet Corp” to “Spruce Power Holding Corporation” (in each case, the “Company”) pursuant to a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware. The Certificate of Amendment became effective on November 10, 2022. Pursuant to Section 242(b)(1) of the General Corporation Law of the State of Delaware, the Company’s Board of Directors approved the Name Change, and a separate Company stockholder vote was not necessary to effectuate the Name Change. The Name Change does not affect the rights of the Company’s stockholders. The Certificate of Amendment did not make any changes to the Company’s Second Amended and Restated Certificate of Incorporation other than the Name Change. Additionally, the Company’s Board of Directors has approved changing the Company’s ticker symbol, from “XL” to “SPRU,” which is expected to be effective on November 14, 2022. Outstanding stock certificates for shares of the Company are not affected by the Name Change. They continue to be valid and need not be exchanged.

In connection with the Name Change, effective November 10, 2022, the Company’s Board of Directors also approved and adopted an amendment (the “Bylaws Amendment”) to the Company’s Amended and Restated Bylaws (as so amended, the “Bylaws”) to reflect the Name Change. No other changes were made to the Bylaws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of XL Fleet (now known as Spruce Power Holding Corporation), as filed with the Secretary of State of Delaware on November 10, 2022

3.2	Amended and Restated Bylaws of Spruce Power Holding Corporation, as amended as of November 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: November 11, 2022	By:	/s/ Stacey Constas
	Name:	Stacey Constas
	Title:	General Counsel

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